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                                                                   Exhibit 10.13


                           ARMADILLO INVESTMENTS, PLC
                              30 FARRINGDON STREET
                                     LONDON
                                    EC4A 4HJ




March 5, 2004

Jill Kelly Productions Holding, Inc.
8923 Sunset Blvd.
West Hollywood, CA 90069

Jubilee Investments Trust, Plc
29 Albemarle Street
London W1S 4JB


     RE: INVESTMENT IN JILL KELLY PRODUCTIONS HOLDING, INC.

Gentlemen:

This letter will confirm our mutual understanding regarding the investment to be made in Jill Kelly Productions Holding, Inc. ("JKXJ") by Armadillo Investments, Plc. ("Armadillo").

Armadillo's proposed funding of a preferred stock offering of JKXJ shall be increased from the currently proposed Four Million Dollars ($4,000,000) to Six Million Dollars ($6,000,000).

JKXJ will deliver to Jubilee Investment Trust, Plc. ("Jubilee") Eight Hundred Thousand (800,000) additional shares of JKXJ Common Stock in connection with the financing of JKXJ by Armadillo. These additional Shares will be issued without the payment of any additional consideration by Jubilee.

Please confirm that our understanding is correct by signing below.

Very Truly Yours,

DUNGARVON ASSOCIATES, INC.
On behalf of ARMADILLO INVESTMENTS, PLC

By:     /s/ Daniel J. Kinder
    ----------------------------

Name:   Daniel J. Kinder
      --------------------------

Title:  Director
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Accepted and Agreed

JILL KELLY PRODUCTIONS HOLDING, INC.

By: /s/ Robert A. Friedland
   ----------------------------------
Name: Robert A. Friedland
     --------------------------------
Title: CEO
      -------------------------------


DUNGARVON ASSOCIATES, INC.
On behalf of JUBILEE INVESTMENT TRUST, PLC

By: /s/ Daniel J. Kinder
   ----------------------------------
Name: Daniel J. Kinder
     --------------------------------
Title: Director
      -------------------------------